State Farm Mutual Fund Trust Money Market Fund	Summary Prospectus May 1, 2010

Ticker: MNAXX (Class A), MNBXX (Class B), SAAXX (Legacy Class A), SABXX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual/investors/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 74 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1 fees) fees	0.15%	0.55%	0.15%	0.55%
Other Expenses	0.36%	0.36%	0.36%	0.36%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.62%	1.02%	0.62%	1.02%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$ 63	$199	$346	$ 774
Class B	$404	$600	$763	$1,135
Legacy Class A	$ 63	$199	$346	$ 774
Legacy Class B	$404	$600	$763	$1,135

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$104	$325	$563	$1,135
Legacy Class B	$104	$325	$563	$1,135

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Principal Investment Strategies

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•	Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the FNMA.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you often may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser or sub-adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

The person should consider investing in the Money Market Fund if he or she requires stability of principal is seeking an investment for the cash portion of an asset allocation plan or is looking for an investment with a lower degree of risk. A person may not want to invest in the Money Market Fund if he or she is seeking an investment that is likely to significantly outpace inflation, is investing for retirement or other longer term goals, or is investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.33%,

during the first quarter of 2001.

Worst quarter: 0.00%,

during the fourth quarter of 2009.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Money Market Fund	1-Year	5-Year	12/18/2000 to 12/31/2009
Return Before Taxes—Legacy Class A	0.04%	2.76%	2.21%
Return Before Taxes—Legacy Class B	0.01%	2.42%	1.85%

The Money Market Fund’s current seven-day yield on December 31, 2009 was 0.00% for Legacy Class A shares and 0.00% for Legacy Class B shares.

Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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